UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                FORM 8-K/A (NO.1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 19, 2004

                         CALYPTE BIOMEDICAL CORPORATION.
              Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

000-20985

Commission File No.                               I.R.S. Employer Identification


1265 HARBOR BAY PARKWAY,
ALAMEDA, CA                                                        94502

Address of principal executive offices                           Zip Code


(510) 749-5100
Registrant's telephone number,
including area code


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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

        The Registrant (the "Company") on March 19, 2004 amended its prior agreement with Marr Technologies, B.V. ("Marr"), the Company's largest stockholder, whereby Marr agreed to purchase up to $15,000,000 of 5% Promissory Notes (the "Promissory Notes") that the Company could issue between March 19, 2004 and May 31, 2004. The Company did not issue any Promissory Notes during this period. On May 26, 2004, the Company entered into a second amendment to the agreement with Marr whereby Marr has now committed to purchase up to an aggregate of $5,000,000 of the Company's Promissory Notes, subject to adjustment, and has extended the availability period of the commitment through December 31, 2004. The second amendment also provides that any notes issued under the agreement between June 1, 2004 and December 31, 2004 will bear interest at a rate of 9% per annum. The Company may, but is not required to, issue up to the entire $5,000,000 commitment of 9% Promissory Notes under the second amendment to the agreement. Any 9% Promissory Note issued by the Company under the second amendment to the agreement will have a maturity date of May 31, 2005. Proceeds from any issuance of the notes under the second amendment to the agreement may be used for general corporate purposes.

        In consideration of the extension of the availability period in the second amendment to the agreement, the Company granted Marr a warrant to purchase 500,000 shares of the Company's common stock at an exercise price of $0.40 per warrant share with piggyback registration rights for the underlying shares of common stock. The warrant may be exercised by Marr for a period of two years from the effective date of the second amendment.


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        The Company hereby incorporates by reference the original agreement with
Marr previously filed as an exhibit 10.134 to its Form 10-QSB for the period ended September 30, 2003 and the first amendment to the agreement with Marr filed as exhibit 10.138 to its Form 8-K dated March 19, 2004.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            Exhibit No.             Description

            10.144 Amendment No.2 to Agreement for Commitment to Purchase Aggregate of $10,000,000 of 5% Promissory Notes between the Company and Marr Technologies, B.V. effective May 26, 2004.

            10.145 Common Stock Purchase Warrant to Purchase 400,000 Shares of Common Stock issued by the Company to Marr Technologies BV dated May 26, 2004.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Alameda, California
         June 3, 2004

                                          CALYPTE BIOMEDICAL CORPORATION
                                          (Registrant)

                                          /s/ Richard D. Brounstein
                                          -------------------------------------
                                          Richard D. Brounstein
                                          Executive Vice President and Chief
                                          Financial Officer